UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2014
GATX Corporation

(Exact name of registrant as specified in its charter)

New York             1-2328                 36-1124040
(State or other jurisdiction of        (Commission File             (IRS Employer
incorporation)             Number)                Identification No.)

222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)

(312) 621-6200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 24, 2014, GATX Corporation issued a press release announcing its purchase of GE Capital Rail Services' North American per diem boxcar fleet, consisting of more than 18,500 boxcars. The purchase price was approximately $340 million. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by GATX on March 24, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)

March 24, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Method of Filing

99.1	Press release issued by GATX on March 24, 2014	Filed Electronically